HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-3574 - PremierSolutions Standard

Supplement dated October 7, 2015 to your Prospectus

1.  INVESTMENT ADVISER CHANGE

Effective October 2, 2015, FMR Co., Inc. replaced Strategic Advisers, Inc. as the investment adviser for the following Funds:

Fidelity® VIP Freedom 2015 Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio - Service Class 2

Fidelity® VIP Freedom Income Portfolio - Service Class 2

Fidelity® VIP FundsManager 20% Portfolio - Service Class 2

Fidelity® VIP FundsManager 50% Portfolio - Service Class 2

Fidelity® VIP FundsManager 60% Portfolio - Service Class 2

Fidelity® VIP FundsManager 70% Portfolio - Service Class 2

Fidelity® VIP FundsManager 85% Portfolio - Service Class 2

2.  FUND NAME CORRECTIONS

The names of the following funds are hereby corrected to read as follows:

Current Name	Correct Name
Hartford Balanced Income Fund - Class R4	The Hartford Balanced Income Fund - Class R4
Hartford Global All-Asset Fund - Class R4	The Hartford Global All-Asset Fund - Class R4
Hartford High Yield Fund - Class R4	The Hartford High Yield Fund - Class R4
Hartford International Small Company Fund - Class R4	The Hartford International Small Company Fund - Class R4
Hartford MidCap Value Fund - Class R4	The Hartford MidCap Value Fund - Class R4

As a result of the changes, all references to the Current Names in your Prospectus are deleted and replaced with the Correct Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE